UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2017
Ameresco, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34811	04-3512838
(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Speen Street, Suite 410, Framingham, MA	01701
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (508) 661-2200

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
The Company held its 2017 Annual Meeting of Stockholders on June 1, 2017 (the “2017 Annual Meeting”). At the 2017 Annual Meeting, holders of the Company’s Class A and Class B common stock, voting together as a single class:

•
elected David J. Anderson, Thomas S. Murley and Frank V. Wisneski to serve as the Company’s class I directors until the Company’s 2020 annual meeting of stockholders and until their successors are elected and qualified;

•	ratified the selection of RSM US LLP as the Company’s independent registered public accounting firm for 2017;

•	approved the compensation of the Company’s named executive officers;

•	voted in favor of including a say on pay proposal in the proxy statement for the Company’s annual meeting every three years; and

•	approved the Company’s 2017 Employee Stock Purchase Plan.
The matters acted upon at the 2017 Annual Meeting, and the voting tabulation for each matter, are as follows:

Proposal 1:	The election of the following nominees for class I directors for a term of three years (voted on by holders of Class A common stock and Class B common stock, voting together as a single class):

Nominee	Votes For	Votes Withheld	Broker Non-Votes
David J. Anderson	105,475,415	694,493	9,474,509
Thomas S. Murley	105,805,948	363,960	9,474,509
Frank V. Wisneski	105,788,708	381,200	9,474,509

Proposal 2:
Ratification of the selection of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 (voted on by holders of Class A common stock and Class B common stock, voting together as a single class):

Votes For	Votes Against	Abstain	Broker Non-Votes
115,538,219	59,352	46,846	—

Proposal 3:	Advisory vote on the approval of the compensation of the Company’s named executive officers (voted on by holders of Class A common stock and Class B common stock, voting together as a single class):

Votes For	Votes Against	Abstain	Broker Non-Votes
105,942,562	136,056	91,290	9,474,509

Proposal 4:
Advisory vote on the frequency of a shareholder vote to approve the compensation of the Company's named executive officers (voted on by holders of Class A common stock and Class B common stock, voting together as a single class):

Every Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
5,569,960	61,204	99,804,719	734,025	9,474,509

Proposal 4:	Approval of the Company’s 2017 Employee Stock Purchase Plan Plan (voted on by holders of Class A common stock and Class B common stock, voting together as a single class):

Votes For	Votes Against	Abstain	Broker Non-Votes
106,024,410	135,633	9,865	9,474,509

In light of the above vote as to how frequently the Company will include a shareholder vote on the compensation of executives in its proxy materials, the Company will do so every three years until the next required vote on the frequency of shareholder votes on the compensation of executives.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERESCO, INC.
Date: June 6, 2017	By:	/s/ David J. Corrsin
David J. Corrsin
Executive Vice President, General Counsel and Secretary